EXHIBIT 99.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is entered into as of April 2, 2008 by and among Arkados Group, Inc. (formerly CDKNET.COM, Inc., a Delaware corporation the “Company”) and each of the other parties set forth on the signature page herein (each a “Holder” and collectively, the “Holders”).

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, December 28, 2005 (the “First Purchase Agreement”), as amended on February 1, 2006, February 24, 2006, March 31, 2006, September 26, 2006, October 28, 2006, November 30, 2006, June 8, 2007, February 28, 2007, March 6, 2007, May 2, 2007, May 30, 2007, May 31, 2007, December 6, 2007 and December 15, 2007 whereby the Company issued and sold to certain Holders the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “First Debentures”) as follows:

(a)	$2,000,000 principal amount of First Debentures on December 28, 2005,
(b)	$375,884.38 principal amount of First Debentures on February 1, 2006,
(c)	$500,000 principal amount of First Debentures on February 24, 2006 and
(d)	$500,000 principal amount of First Debentures on March 31, 2006,

for an aggregate principal amount of all First Debentures issued equal to $3,375,884.38.

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, June 30, 2005 (the “Second Purchase Agreement” and together with the First Purchase Agreement, the “Purchase Agreements”), as amended on September 26, 2006, October 28, 2006, November 30, 2006, June 8, 2007, February 28, 2007, March 6, 2007, May 2, 2007, May 30, 2007, May 31, 2007, December 6. 2007 and December 28, 2008 whereby the Company issued and sold to certain Holders the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “Second Debentures” and together with the First Debentures, the “Debentures”) as follows:

(a)	$1,773,470.83 principal amount of Second Debentures on June 30, 2006,
(b)	$250,000 principal amount of Second Debentures on September 26, 2006,
(c)	$250,000 principal amount of Second Debentures on October 28, 2006,
(d)	$400,000 principal amount of Second Debentures on November 30, 2006,
(e)	$288,000 principal amount of Second Debentures on June 8, 2007,
(f)	$327,000 principal amount of Second Debentures on February 28, 2007,
(g)	$20,000 principal amount of Second Debentures on March 6, 2007,
(h)	$150,000 principal amount of Second Debentures on May 7, 2007,
(i)	$610,000 principal amount of Second Debentures on May 30, 2007,
(j)	$500,000 principal amount of Second Debentures on May 31, 2007, and
(k)	$855,000 principal amount of Second Debentures on December 15, 2007,

for an aggregate principal amount of all Second Debentures issued equal to $5,234,470.83.

WHEREAS, the Company has proposed certain waivers by the Holders to the Debentures in exchange for the issuance of additional principal amounts of the Debentures (“Additional Principal”)  to the Holders equal to 10% principal outstanding as of March 31, 2008 (including the conversion of interest due January 1, 2008 into principal as set forth below) .

NOW THEREFORE, for and in consideration of the above recitals, the parties to this Amendment hereby agree as follows:

1.    Definitions.  All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in each of the respective Purchase Agreements or the respective Debentures and the other agreements entered into in connection therewith.

2.    Waiver of Certain Provisions by Holders.  Each Holder, severally and not jointly with the other Holders, hereby waives each Event of Default (as defined in the respective Debentures) solely as a result of the Company’s failure to pay interest to the Holders on January 1, 2008.

3.    Amendments to the Debentures.

a)    The following text is hereby deleted from Section 2(a) of each of the Debentures:

 “(provided that interest due on January 1, 2007, July 1, 2007 and January 1, 2008 upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein, and further provided that if the Company raised at least $2 million of equity financing during the period beginning on December 1, 2007 and ending March 3, 2008, on each Interest Payment Date thereafter interest due on upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein)”

b)    The first sentence of Section 2(a) of each of the Debentures is hereby amended to add:

“(provided that interest due on January 1, 2007, July 1, 2007 and January 1, 2008 upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein)”;

c)    The first paragraph of each of the Debentures is hereby amended to add:

“The obligations represented by this Debenture are secured by and the holder hereof is entitled to the benefits of a security interest in the assets of the Company granted pursuant to the Security Agreement”.

4.
Issuance of Debentures Representing the Additional Principal.  In consideration for such waivers set forth in this Amendment, the Company, subject to the execution of this Amendment by the Holders of not less than 60% of the principal outstanding on the Debentures as of January 31, 2008, shall issue and deliver Debentures representing the Additional Principal in the form annexed hereto as Exhibit A to the Holders that have accepted this Agreement and in the principal amounts set forth in Schedule I hereto.  If this Amendment is initially not executed by the holders of 100% of the principal amount of the Debentures, the Company will issue and deliver Debentures representing the Additional Principal to any Holder that subsequently executes this amendment.

5.
Amended and Restated Debentures.  Any Holder may request from the Company, and the Company shall deliver to the Holder within 5 Trading Days, an amended and restated Debenture reflecting the terms of this Amendment.

6.
Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.
Construction and Notices.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed pursuant to the terms of each of the Purchase Agreements.

8.
Full Force and Effect of Purchase Agreements.  Except as expressly set forth herein, all of the terms and conditions of the Purchase Agreements and the Debentures shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein and the provisions of this Amendment, if not expressly set forth herein, shall otherwise be subject to the provisions of the Purchase Agreements.

9.
Obligations Several.  The obligations of each Holder under this Amendment are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Amendment.  Nothing contained herein or in this Amendment, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment.  Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Amendment, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.  Each Holder has been represented by its own separate legal counsel in their review and negotiation of this Amendment.  The Company has elected to provide all Holders with the same terms under this Amendment for the convenience of the Company and not because it was required or requested to do so by the Holders.

IN WITNESS WHEREOF, each party has executed this Amendment as of the date first written above.

ARKADOS GROUP, INC.

By:

Name: Barbara Kane-Burke
Title:   Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

Bushido Capital Master Fund, LP

Signature of Authorized Signatory of Bushido:

Name of Authorized Signatory:     Ronald S. Dagar

Title of Authorized Signatory: Partner, Bushido Capital Partners, Ltd., its General Partner

[SIGNATURE PAGES CONTINUE]

Gamma Opportunity Capital Partners, LP Class A

Signature of Authorized Signatory of Gamma Class A:

Name of Authorized Signatory: Jonathan P. Knight

Title of Authorized Signatory: President

Gamma Opportunity Capital Partners, LP Class C

Signature of Authorized Signatory of Gamma Class C:

Name of Authorized Signatory: Jonathan P. Knight

Title of Authorized Signatory: President

Crucian Transition, Inc.

Signature of Authorized signatory for Crucian:

Name of Authorized Signatory:     Jonathan P. Knight

Title of Authorized Signatory:    President

[SIGNATURE PAGES CONTINUE]

Pierce Diversified Strategy Master Fund, LLC – Series BUS

Signature of Authorized Signatory of Pierce:

Name of Authorized Signatory:   Yvonne Morabito

Title of Authorized Signatory:   Attorney-In-Fact

[SIGNATURE PAGES CONTINUE]

Andreas Typaldos Family Limited Partnership

Signature of Authorized signatory for Typaldos LP: /s/ Renee Typaldos

Name of Authorized Signatory: Renee Typaldos

Title of Authorized Signatory: Managing Partner

Andreas Typaldos:

Kathryn Typaldos:

Cargo Holdings, LLC

Signature of Authorized Signatory of Cargo:

Name of Authorized Signatory: Renee Typaldos

Title of Authorized Signatory: Member

Signature of Authorized Signatory of Cargo:

Name of Authorized Signatory: Gennaro Vendome

Title of Authorized Signatory: Member

[SIGNATURE PAGES CONTINUE]

Herbert H. Sommer:

Joel C. Schneider:

Gennaro Vendome:

William H. Carson:

[SIGNATURE PAGES CONTINUE]

TRANSFEREE HOLDERS:

BCMF Trustees, LLC

Signature of Authorized Signatory of BCMF Trustees, LLC:

Name of Authorized Signatory:

Title of Authorized Signatory:

ACM SPV LLC

Signature of Authorized Signatory of ACM SPV LLC:

Name of Authorized Signatory:     Sherwin Kite

Title of Authorized Signatory: Managing Member of ACM SPV Management LLC, its
Investment Manager

CFRR Holdings, LLC

Signature of Authorized Signatory of CFRR Holdings, LLC:

Name of Authorized Signatory:

Title of Authorized Signatory:

RALPH RABMAN:

Ralph Rabman, individually

[LAST SIGNATURE PAGE]

SCHEDULE I

Holder	Principal 12/31/2008	Interest from 7/1/07 thru 1/1/2008	Total Outstanding (P+I) 1/1/2008	Interest Penalty at 10% 3/31/2008	Principal 4/1/2008

Bushido Capital Master Fund Attn: Ronald S Dagar 145 East 57th Street, 11th Floor New York, NY 10022	$1,210,643.38	$38,750.91	$1,330,447.86	$133,044.79	$1,463,492.65

BCMF Trustees c/o Bushido Capital Attn: Ronald S Dagar 145 East 57th Street, 11th Floor New York, NY 10022	1,968,208.00	62,999.44	2,162,980.76	216,298.08	2,379,278.83

ACM SPV LLC Attn: Apostolos Peristeris 152 West 57th Street, 19th Floor New York, NY 10019 aperisteris@ariscapital.com Tel. 646-747-0102 Fax. 212-310-0141	395,255.00	12,651.53	434,369.21	43,436.92	477,806.14

Ralph Rabman c/o Louis Rabman CFRR Holdings, LLC Attn: Chris Rossman 424 Madison Avenue, Suite 800 New York, NY 10017 (212) 838-0777	21,808.00	698.04	23,966.09	2,396.61	26,362.70

CFRR Holdings, LLC Attn: Chris Rossman 424 Madison Avenue, Suite 800 New York, NY 10017 rossman@conativecap.com Tel 212-838-0777	29,970.00	959.30	32,935.84	3,293.58	36,229.43

i

Cargo Holdings LLC c/o Daniel G. Blumenstein 1123 Broadway, Suite 1118 New York, New York 10010	500,000.00	16,147.82	554,408.65	55,440.87	609,849.52

Gamma Opportunities Capital Partners, LP Class A 1967 Longwood – Lake Mary Road Longwood, FL 32750	500,000.00	16,384.73	562,542.23	56,254.22	618,796.45

Gamma Opportunities Capital Partners, LP Class C 1967 Longwood – Lake Mary Road Longwood, FL 32750	500,000.00	16,384.73	562,542.23	56,254.22	618,796.45

Pierce Diversified Strategy Master Fund LLC Series Bus Attn: Ronald S Dagar 145 East 5th Street, Il 'h Floor New York, NY 10022 dagar@bushidocapital.com Tel: 212-750-5200	1,000,000.00	31,608.12	1,085,212.28	108,521.23	1,193,733.51

Andreas Typaldos Family Limited Partnership 40 West 77th Street, PHW New York, NY 10024	1,562,576.71	48,050.00	1,649,716.79	164,971.68	1,814,688.47

Andreas Typaldos 40 West 77th Street, PHW New York, NY 10024	1,215,000.00	15,674.26	1,253,371.72	125,337.17	1,378,708.90

Kathryn Typaldos 141 St. Marks Ave, apartment #3 Brooklyn, New York 11238	115,000.00	3,490.83	119,851.66	11,985.17	131,836.82

Crucian Transition, Inc. c/o Bushido Capital Master Fund, LP 145 East 57th Street, 11 th Floor New York, NY 10022	20,000.00	610.90	20,974.23	2,097.42	23,071.66

ii

Joel C. Schneider 595 Stewart Avenue, Suite 710 Garden City, NY 11530	18,000.00	542.79	18,635.79	1,863.58	20,499.37

Herbert H. Sommer 595 Stewart Avenue, Suite 710 Garden City, NY 11530	27,000.00	814.19	27,953.69	2,795.37	30,749.05

William H. Carson 4013 Southfork Road Southlake, TX 76092	180,000.00	4,121.08	187,046.08	18,704.61	205,750.69

Gennaro Vendome 303 East 83rd Street, New York, NY 10028	20,000.00	53.33	20,053.33	2,005.33	22,058.67

	$9,283,461.09	$269,941.99	$10,047,008.45	$1,004,700.84	$11,051,709.29

iii

EXHIBIT A